UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 28, 2019

GUARDANT HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	0001-576280	45-4139254

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
505 Penobscot Dr.
Redwood City, California 94063
(Address of principal executive offices) (Zip Code)
855-698-8887
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.
On March 28, 2019, Guardant Health, Inc. (the “Company”) announced that Palmetto GBA, a Medicare Administrative Contractor, has posted a draft local coverage determination (“LCD”) that, if implemented, would expand Medicare coverage of the Company’s Guardant360® assay from advanced non-small cell lung cancer (“NSCLC”) to over a dozen advanced solid tumor cancer types with guideline-recommended genomic targets.
The draft LCD would apply to advanced cancer patients who are covered by Medicare for next-generation sequencing of tumor tissue, but have insufficient or unavailable tissue samples and are candidates for FDA-approved treatment that is recommended by the guidelines of the National Comprehensive Cancer Network as category 1 or 2A. These cases may comprise a significant percentage of advanced cancers, especially those that have spread to the deep viscera, bone, or brain.
Palmetto GBA is expected to finalize and implement the draft LCD after soliciting public comments. There can be no assurances that Palmetto GBA will finalize and implement the draft LCD.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws, such as statements about the potential expansion of Medicare coverage of the Company’s Guardant360® assay. These statements are based on current expectations and assumptions, and actual outcomes and results could differ materially from these statements due to a number of factors. Additional risks and uncertainties that could affect the Company’s financial and operating results and cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K include those discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its other reports filed with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements provided to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDANT HEALTH, INC.

Date: April 1, 2019
	By:	/s/ Helmy Eltoukhy
Helmy Eltoukhy
Chief Executive Officer